Product Related Liabilities	12 Months Ended
Dec. 31, 2011
Product Related Liabilities [Abstract]
Product Related Liabilities

11. Product Related Liabilities

Autoliv is exposed to product liability and warranty claims in the event that the Company's products fail to perform as expected and such failure results, or is alleged to result, in bodily injury, and/or property damage or other loss. The Company has reserves for product risks. Such reserves are related to product performance issues including recall, product liability and warranty issues.

The Company records liabilities for product-related risks when probable claims are identified and when it is possible to reasonably estimate costs. Provisions for warranty claims are estimated based on prior experience, likely changes in performance of newer products, and the mix and volume of the products sold. The provisions are recorded on an accrual basis.

The increase in reserve in 2011 mainly relates to warranties. The increase in the reserve in 2010 mainly relates to recalls. The increase in the reserve in 2009 is mainly related to warranties.

Cash payments in 2011 mainly relates to recalls. Cash payments have been made mainly for warranty related issues in connection with a variety of different products and customers for both 2009 and 2010.

The table to the right summarizes the change in the balance sheet position of the product-related liabilities.

DECEMBER 31	2011	2010	2009

Reserve at beginning of the year	$39.2	$30.6	$16.7
Change in reserve	14.8	25.4	23.5
Cash payments	(21.2)	(17.0)	(10.1)
Translation difference	0.2	0.2	0.5

Reserve at end of the year	$33.0	$39.2	$30.6